Exhibit 4.1

LB SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION SPECIMEN LINKBANCORP, INC. INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA COMMON STOCK CUSIP 53578P 10 5 SEE REVERSE FOR CERTAIN DEFINITIONS THIS CERTIFIES THAT SPECIMEN IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF LINKBANCORP, INC. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania, and to the Articles of Incorporation and ByIaws of the Corporation, as now or as hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. CHIEF EXECUTIVE OFFICER LINKBANCORP, INC. CORPORATE SEAL 2018 PENNSYLVANIA CHIEF FINANCIAL OFFICER 00441 COUNTERSIGNED AND REGISTERED: CONTINENTAL STOCK TRANSFER & TURST COMPANY (New York, N.Y.) BY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE. The following abbreviations, when used in the inscription on the face of this certificate. shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM –as tenants in common TEN ENT – as tenants by the entireties IT TEN – as joint tenants with right of survivorship and not as tenants in common TTEE – trustee under Agreement dated UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE. Shares of the common stock represented by this certificate and do hereby irrevocably constitute and appoint, attorney, to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises. DATED NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever. SIGNATURE GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIE_E GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-10.